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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              --------------------


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  April 7, 1997
                                                  ---------------



                     CHARTER COMMUNICATIONS SOUTHEAST, L.P.
              CHARTER COMMUNICATIONS SOUTHEAST CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                                                             43-1740131
                   333-3772                                  43-1722376
           ----------------------                        -------------------
           Commission File Number                        (I.R.S. Employer
                                                         Identification No.)


   12444 Powerscourt Drive - Suite 400
   St. Louis, Missouri                                       63131
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   (Address of Principal Executive Offices)                (Zip Code)

   (Registrant's telephone number, including area code)    (314) 965-0555





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

During the period April 26, 1996 through May 30, 1996, Charter Communications, L.P. (CC-I) and Charter Communications II, L.P., (CC-II) each a wholly-owned subsidiary of Charter Communications Southeast, L.P. (Charter Southeast), entered into a total of four separate asset purchase agreements to acquire cable television systems. The selling entities were both limited partnerships, with the general partner of each of the selling entities being an affiliate of Charter Southeast. On April 7, 1997, the limited partners of the selling entities approved the transactions.

Immediately following the notification of the consent of the limited partners of the selling entities, Charter Southeast consummated the four asset purchase transactions for an aggregate purchase price of approximately $88.8 million, including closing adjustments. The acquired cable television systems consisted of approximately 2,400 miles of cable plant passing approximately 83,000 homes. At closing, the cable systems served approximately 51,000 basic customers who subscribed to approximately 23,500 premium service subscriptions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Pursuant to the instructions regarding financial statements as outlined by
Article 3 of Regulation S-X, no financial statements are required to be provided for these transactions.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Charter Communications Southeast, L.P.
                                        ----------------------------------------
                                                   (Registrant)

                                        By: Charter Communications Southeast
                                            Properties, its general partner
                                            ------------------------------------

Date:  April 11, 1997                   By: /s/ Ralph G. Kelly
                                            ------------------------------------
                                            Ralph G. Kelly,
                                            Senior Vice President-Treasurer

                                        Charter Communications Southeast Capital
                                          Corporation
                                        ----------------------------------------
                                                   (Registrant)

Date:  April 11, 1997                   By: /s/ Ralph G. Kelly
                                            ------------------------------------
                                            Ralph G. Kelly,
                                            Senior Vice President-Treasurer